THE BAUPOST FUND


                                  ANNUAL REPORT


                                October 31, 1997








This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.



                                THE BAUPOST FUND

                                  ANNUAL REPORT


                                OCTOBER 31, 1997


Contents:

     Management's Discussion of Performance.........................................1

     Report of Independent Auditors.................................................8

     Audited Financial Statements:

     Statement of Assets and Liabilities as of October 31, 1997.....................9

     Statement of Operations for the year ended October 31, 1997...................10

     Statement of Changes in Net Assets for the years ended  October 31, 1997 and October 31, 1996......................................................11

     Schedule of Investments as of  October 31, 1997...............................12

     Schedule of Forward Foreign Currency Contracts as of  October 31, 1997........23

     Schedule of Securities Sold Short as of  October 31, 1997.....................25

     Notes to Financial Statements.................................................26

     Financial Highlights..........................................................32




                                                            December 22, 1997



Dear Fund Shareholder,

We are pleased to report strong results for the year ended October 31, 1997. For the twelve months, the Fund achieved a total return of 27.04% despite holding on average over 20% of its net assets in cash during the period. Our result was, however, somewhat below the exceptional return for the S&P 500 of 32.11% over the same period.

As in the last few years, the Fund benefited from international diversification, posting significant gains from European and Russian equities, as well as from U.S. shares. Corporate liquidations and distressed debt holdings also contributed importantly to results. Market declines in our Korean and Hong Kong positions had a small dampening effect on overall performance. A breakdown of the year's largest gains and losses appears in Table 1 below. A chart depicting the diversification of our holdings at October 31 appears below as Table 2.

                                     Table 1
                                     -------
                                The Baupost Fund
                                ----------------
               Largest Gains and Losses (Realized and Unrealized)
               --------------------------------------------------
                      For the Twelve Months Ended 10/31/97
                      ------------------------------------
                                 ($ in millions)





   Largest Gains                                                           Largest Losses
   -------------                                                           --------------
TLC Beatrice equity                               $  7.3  Semi-Tech Global equity                           $ (2.3)
MBO Properties equity                                5.2  Various equity and debt market hedges               (2.1)
                                                                                                              (2.1)
Assurances Generales de France equity                4.2  SK Telecom equity and swaps                         (1.6)
Lukoil Oil Co. equity                                3.0  Playmates Toys equity                                (.8)
Chargeurs / Pathe / British Sky Broadcasting              Philip Morris calls                                  (.7)
equity and options                                   2.3  NCR Corporation equity                               (.6)
Yield on Cash and Cash Equivalents                   2.2  Kookmin Bank equity and swaps                        (.5)
C-Tec / RCN / Cable Michigan equity                  2.2  Vareganneftegaz equity                               (.5)
Heritage Media equity                                2.0  Northwestern Steel & Wire Co. equity                 (.4)
Ralcorp Holdings / General Mills equity              1.7  Wang Laboratories equity                             (.3)
Allmerica Financial equity                           1.6
IFIL equity                                          1.4
Unified Energy Systems equity                        1.2
Surgutneftegaz Sponsored equity                      1.0
Thomson CSF equity                                    .8


                                       1



                                    TABLE 2
                                    -------

ASSET TYPE                         MARKET VALUE                  % OF NET ASSETS
----------                         ------------                  ---------------

EUROPEAN EQUITIES*                 $ 47,035,855                           30.5%
CASH & CASH EQUIVALENTS*           $ 39,280,619                           25.5%
U.S. EQUITIES                      $ 31,322,113                           20.3%
EMERGING EUROPEAN EQUITIES         $ 12,685,930                            8.2%
LIQUIDATIONS                       $ 10,470,017                            6.8%
BANKRUPTCIES & DISTRESSED DEBT     $  8,079,115                            5.2%
ASIAN EQUITIES*                    $  3,143,531                            2.0%
MARKET HEDGES                      $  2,091,836                            1.4%

               TOTAL:              $154,109,016                         100.00%

*Net of currency hedges


                   BREAKDOWN OF PORTFOLIO AT OCTOBER 31, 1997

$39,280,619 (25.5%)  CASH & CASH EQUIVALENTS
$31,322,113 (20.3%)  U.S. EQUITIES
$12,685,930  (8.2%)  EMERGING EUROPEAN EQUITIES
$10,470,017  (6.8%)  LIQUIDATIONS
$ 8,079,115  (5.2%)  BANKRUPTCIES & DISTRESSED DEBT
$ 3,143,531  (2.0%)  ASIAN EQUITIES*
$ 2,091,836  (1.4%)  MARKET HEDGES
$47,035,855 (30.5%)  EUROPEAN EQUITIES*


                                       2

For most of the Fund's fiscal year, the U.S. equity market raced ahead, followed closely by other world markets. Despite high valuations, investors poured money into U.S. equity mutual funds at a record pace. The main trouble spot in the world was in Southeast Asia, which experienced a growing currency crisis as the year progressed. Stock markets in Thailand, Malaysia, and Indonesia were decimated over the summer, followed in October by Hong Kong and Korea. This, in turn, led to sharp selloffs in Japan, as well as Russia, Brazil, and other emerging markets.

After dramatic nightly Asian losses in late October, the U.S. stock market plunged 550 points on Monday, October 27. For the first time in quite a while, fear overtook greed at the forefront of investors' minds. The world's stock markets were dropping, no one knew how low, and nobody, for a day, wanted to buy. By the next morning, the U.S. market stabilized and partially recovered, while emerging markets remained in turmoil.

Value Investing in a Turbulent Environment
------------------------------------------
The most favorable position going into a sudden downdraft (if you could correctly anticipate one) is to hold market hedges and/or cash (or better still, short positions, but short sellers have been aging in dog years for a long time). We hold both, although never enough in a downturn, because both are costly. Hedges, like any insurance, involve paying a premium. Premiums have skyrocketed in lockstep with the market's surge over the past two years, and have risen even more in the current volatile environment. Cash provides protection in a storm and ammunition to take advantage of newly created opportunities, but holding cash involves the considerable opportunity cost of foregoing presently attractive investments. Given the choice between holding mostly cash awaiting the periodic market tumble or finding compelling investments which earn good returns over time but fluctuate to a certain extent with the market amidst turbulence, we choose the latter. Obviously, we could not have earned the returns we have from investing, without investing.

The upside of the recent market episode is that many good bargains have become even better ones, and numerous attractive new situations have surfaced. We are selectively deploying cash into what we believe are wonderful, long-term values, and are also repositioning ourselves, adding to some positions while reducing or deleting others, to take advantage of the lay of the present landscape. The opportunity to invest more money at lower prices will certainly be to our long-term financial benefit.

If the financial markets remain turbulent and retrace some of their decade-long gains, I believe we will be in a strong position. Despite delivering good investment performance over the Fund's first seven years of operations, I must remind you that value investing is not designed to outperform in a bull market. In a bull market, anyone, with any investment strategy or none at all, can do well, often better than value investors. It is only in a bear market that the value investing discipline becomes especially important because value investing, virtually alone among strategies, gives you exposure to the upside with limited downside risk. In a stormy market, the value investing discipline becomes crucial, because it helps you find your bearings when reassuring landmarks are no longer visible. In a market downturn, momentum investors cannot find momentum,



                                       3


growth investors worry about a slowdown, and technical analysts don't like their charts. But the value investing discipline tells you exactly what to analyze, price versus value, and then what to do, buy at a considerable discount and sell near full value. And, because you cannot tell what the market is going to do, a value investment discipline is important because it is the only approach that produces consistently good investment results over a complete market cycle.

Increased International Focus
-----------------------------
The most important investment decision we have made over the past several years is the one to increase our international efforts. This decision resulted in part from a realization that opportunities in the U.S. were considerably less attractive than they had been, and that the situation would not necessarily improve. Our assessment was in part due to much higher valuations as well as to a perception of increased market efficiency over time, as more and larger investors have come into existence. It is still possible to find opportunities in the U.S. equity market, but we believe it will continue to be more difficult and less profitable than a few decades ago.

Another key component of our decision to look overseas was the identification of compelling bargains in numerous European markets, one at a time, bottom up. We believe that we are at the beginning of a period of value realization in a number of these markets, and Baupost now has the capability to identify and rigorously analyze and monitor opportunities in foreign countries.

Some prominent U.S. investors have argued rather vociferously against international investing. The risks and uncertainties are greater, they insist, the work far more demanding, and the track record perhaps spottier. So I thought it might be interesting to reflect on the basic underlying principles of value investing and evaluate possible reasons why they wouldn't work overseas.

The main underlying principle of value investing is that you should invest in undervalued securities because they alone offer a margin of safety. Over time, by again and again avoiding loss, you have taken the first step toward achieving healthy gains. Value investors should buy assets at a discount, not because a business trading below its obvious liquidation value will actually be liquidated, but because if you have limited downside risk from your purchase price, you have what is effectively a free option on the recovery of that business and/or the restoration of that stock to investor favor. If an undervalued stock drops after you buy it and you are confident in your analysis, you simply buy more. All of these points apply equally well regardless of the market on which a stock trades or where a company does business.

Value investing in the U.S. is driven by fundamental analysis, a rigorous assessment of underlying value based on an understanding of a particular business or asset. The same principles that apply here, such as not paying up for growth, or buying businesses you can understand that are not subject to rapid technological change or obsolescence, apply internationally as well.



                                       4


One vocal objection I have heard to applying value investing principles overseas is that foreign companies are not particularly shareholder-value oriented. Of course, Ben Graham invented value investing when the U.S. was effectively a foreign country to value investing principles. Certainly, in the 1920's and 1930's, the idea of management running a company for the purpose of maximizing shareholder value was a totally "foreign" concept, one which didn't really come into the mainstream until the past decade and, even now, is certainly not an operative principle at all U.S. firms. Even a few decades ago, U.S. managements were hardly shareholder value oriented. No one was arguing that you shouldn't be a value investor then, when Warren Buffett, Max Heine, Tweedy Browne, and Ruane Cuniff were building their brilliant track records.

I frequently hear the argument that the rules are different overseas: the accounting murky, the annual reports unreadable, the currencies sometimes unhedgable. All of these points are fair, but, rather than being arguments to avoid foreign markets, they are instead arguments to embrace them. After all, as an investor you never have perfect information, and the biggest profits are always available (just as they have been in the U.S.) when competition and information are scarce. The payoff to fundamental analysis rises proportionately with the difficulty of performing it.

Through this general line of thinking, you might conclude that future returns will be lowest in expensive markets and greatest in cheap ones; lowest where information is plentiful and straightforward, and greatest where it is scarce and hard to interpret; and lowest when markets are priced to reflect shareholder-oriented management and greatest where managements are currently indifferent. All of this, I believe, is the case, and the next decade should prove it.

Conclusion
----------
I would be remiss if I did not mention the exemplary performance of Baupost's analysts and traders in recent months. While they have worked tirelessly and skillfully all year to produce the strong annual returns the Fund achieved, they have risen to new heights during the recent market turmoil. To a person (and like myself), they hate to lose money, even temporarily, for any reason and at any time. But it is their cool headedness during an emotional period that deserves special commendation. They have calmly reacted to rapidly changing conditions, worked as a cohesive team, and challenged their own previous assumptions to see if they still made sense in a potentially different market environment.

Baupost's recent recruiting activities continue to bear fruit. Aaron Cowen, a 1994 Wharton graduate, joined Baupost's investment team in October after three years at Lehman Brothers. Reuben Munger, a 1995 honors graduate of Washington and Lee, joined Baupost after a two year stint at BT Wolfensohn, an investment banking firm. We are excited to have these bright and capable analysts on board.

Baupost's administrative staff has performed exceptionally well all year long. Baupost has benefited from increased depth in each of our departments, and has been working on a number of valuable projects including the reclaim of foreign tax credits


                                       5


for the Fund's tax-exempt investors, the change of the Fund's custodian to State Street Bank, and continuing upgrades to Baupost's accounting and financial reporting software.

In investing, nothing is certain. The best investments we have ever made, that in retrospect seem like free money, seemed not at all that way when we made them. When the markets are dropping hard (as they are right now in Asia) and an investment you believe is attractive, even compelling, keeps falling in price, you aren't human if you aren't scared that you have made a gigantic mistake. The challenge is to perform the fundamental analysis, understand the downside as well as the upside, remain rational when others become emotional, and don't take advice from Mr. Market, who again and again is a wonderful creator of opportunities but whose advice should never, ever be followed.

The markets have remained volatile into November and December, presenting both challenges and opportunities. We remain focused on risk aversion, seeking to hold only compelling bargains. Positions that have risen toward full value have been sold and catalysts have also recently turned a number of the Fund's holdings into cash. We continue to believe the Fund is positioned to fare well in any future environment. We remain grateful for your confidence and support, and are always available for any comments or questions you may have.

Very truly yours,

/s/ Seth A. Klarman
-------------------

Seth A. Klarman
President



                                       6



================================================================================
AVERAGE ANNUAL TOTAL RETURNS (1)                 1               LIFE OF FUND
For Periods Ended 10/31/97                      YEAR           (SINCE 12/14/90)

THE BAUPOST FUND                               27.04%                 17.69%

================================================================================

Total return is an historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may become worth more or less than their original cost. During the periods reported above, an expense cap was in place which had the effect of lowering the Fund's management fee and therefore enhanced the total return of the Fund.

(1)  Assumes reinvestment of all dividends.



                    GROWTH OF AN ASSUMED $50,000 INVESTMENT
               IN THE BAUPOST FUND FROM 12/14/90 THROUGH 10/31/97




                   FUND                        S&P
  12/14/90      $50,000.00                 $50,000.00
  10/31/91      $59,787.28                 $61,807.01
  10/31/92      $65,471.39                 $67,963.62
  10/31/93      $82,134.71                 $78,116.01
  10/31/94      $91,217.43                 $81,134.73
  10/31/95      $98,430.31                $102,587.46
  10/31/96     $120,583.20                $127,306.16
  10/31/97     $153,193.22                $168,186.49



(1)  Assumes reinvestment of all dividends.


                                       7



                         Report of Independent Auditors


To the Trustees and Shareholders of
  The Baupost Fund


We have audited the accompanying statement of assets and liabilities of The Baupost Fund, including the schedule of investments, schedule of securities sold short and schedule of forward foreign currency contracts, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Baupost Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                         ERNST & YOUNG LLP


December 5, 1997


                                       8



                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES


                                October 31, 1997



ASSETS:
    Investments in securities - at value                                     $    153,239,227
       (Notes A and C) (cost $131,241,269)
    Cash                                                                            3,648,231
    Receivable for investments sold                                                 1,915,565
    Purchased interest                                                                432,839
    Accrued investment income                                                         425,613
    Receivable for investments sold short                                             148,467
    Other assets                                                                       13,554
                                                                             -----------------

               Total Assets                                                       159,823,496


LIABILITIES:
    Payable for equity swap contracts                                               2,904,012
    Payable for investments purchased                                               2,134,839
    Unrealized depreciation on forward foreign
       currency contracts sold                                                        881,617
    Payable to The Baupost Group, Inc. (Note B)                                       482,556
    Payable for interest and termination value
       on equity swap contracts                                                       265,049
    Other payables and accrued expenses                                               107,594
    Payable for securities sold short
       (Notes A and C) (proceeds $148,467)                                             89,513
                                                                             -----------------

               Total Liabilities                                                    6,865,180
                                                                             -----------------

                                               NET ASSETS                    $    152,958,316
                                                                             =================


COMPOSITION OF NET ASSETS:
    Paid in capital                                                          $    113,718,323
    Accumulated undistributed net investment
       income (Note A)                                                                670,056
    Accumulated undistributed net realized
       gain on investments and foreign
       currency transactions                                                       20,948,534
    Net unrealized appreciation on investments
       and assets and liabilities in foreign currencies                            17,621,403
                                                                             -----------------

                                               NET ASSETS                    $    152,958,316
                                                                             =================


NET ASSET VALUE:
    Offering and redemption price per share
    ($152,958,316 / 8,948,897)                                               $          17.09
                                                                             =================


                       See notes to financial statements.


                                       9



                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS


                           Year Ended October 31, 1997


INVESTMENT  INCOME:

   INCOME:
       Interest                                                                 $      3,506,505
       Dividends (net of foreign withholding taxes of $131,778)                        1,352,384
                                                                                -----------------

                    Total Investment Income                                            4,858,889


   EXPENSES:
       Investment management fee (Note B)                                              1,353,786
       Equity swap contract interest expense                                             659,677
       Administrative fee (Note B)                                                       338,446
       Investment expenses                                                               204,460
       Custodian fees                                                                     88,667
       Legal fees                                                                         86,814
       Interest expense                                                                   70,050
       Audit fees                                                                         39,500
       Registration and filing fees                                                       26,384
       Directors' fees                                                                    25,500
       Miscellaneous                                                                       9,262
                                                                                -----------------

                    Total Expenses                                                     2,902,546


                          NET INVESTMENT  INCOME                                       1,956,343

REALIZED  AND  UNREALIZED  GAIN  ON  INVESTMENTS:
       Net realized gain on:
          Investments and equity swap contracts                                       19,411,857
          Foreign currency transactions                                                4,051,629
          Short sales                                                                    239,392
                                                                                -----------------
                                                                                      23,702,878
       Change in unrealized appreciation/(depreciation) on:
          Investments and equity swap contracts                                        6,785,447
          Short sales                                                                   (172,353)
          Foreign currency transactions                                                 (713,525)
                                                                                -----------------
                                                                                       5,899,569

                          NET  REALIZED  AND  UNREALIZED
                            GAIN  ON INVESTMENTS                                      29,602,447
                                                                                -----------------

                          NET  INCREASE  IN  NET  ASSETS
                             RESULTING  FROM  OPERATIONS                        $     31,558,790
                                                                                =================


                       See notes to financial statements.


                                       10



                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                   YEAR ENDED                YEAR ENDED
                                                                                 OCTOBER 31, 1997         OCTOBER 31, 1996
                                                                                ------------------       -----------------

INCREASE  IN  NET  ASSETS  FROM  OPERATIONS:
   Net investment income                                                        $       1,956,343        $      2,251,486
   Net realized gain on investments and foreign
       currency transactions                                                           23,702,878              10,367,365
   Change in unrealized appreciation of investments
       and foreign currency transactions                                                5,899,569               7,415,969
                                                                                ------------------       -----------------

            NET INCREASE IN NET ASSETS RESULTING
               FROM OPERATIONS                                                         31,558,790              20,034,820


DISTRIBUTIONS  TO  SHAREHOLDERS:
   From net investment income                                                          (2,845,958)             (1,825,419)
   From net realized gain on investments                                              (11,985,697)             (4,283,665)

CAPITAL  SHARE  TRANSACTIONS  (NOTE E)                                                 27,443,139               5,422,927
                                                                                ------------------       -----------------

            INCREASE  IN  NET  ASSETS                                                  44,170,274              19,348,663

NET  ASSETS  AT  BEGINNING  OF  PERIOD                                                108,788,042              89,439,379
                                                                                ------------------       -----------------


          NET  ASSETS  AT  END  OF  PERIOD
          (including undistributed net investment income
          of $670,056 and distributions in excess of
          net investment income of $90,004, respectively)                       $     152,958,316        $    108,788,042
                                                                                ==================       =================



                       See notes to financial statements.


                                       11


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

     COMMON STOCKS - 61.42%

                                 UNITED STATES - 23.60%

                                        WHOLESALE - FOOD - 9.44%

                         272,500        TLC Beatrice International Holdings                              $             14,442,500


                                        LESSORS OF REAL PROPERTY - 4.37%

                         836,059        MBO Properties, Inc.                                                            6,688,472 *^


                                        COMPUTER HARDWARE - 3.86%

                         194,700        NCR Corporation                                                                 5,901,844 *


                                        ELECTRIC SERVICES - 2.16%

                         265,150        Northeast Utilities                                                             3,049,225
                           9,300        Unicom Corporation                                                                260,400
                                                                                                           -----------------------
                                                                                                                        3,309,625


                                        CEREAL BREAKFAST FOOD - 1.56%

                         128,350        Ralcorp Holdings, Inc.                                                          2,382,497 *


                                        FIRE, MARINE & CASUALTY INSURANCE - 0.76%

                          37,350        Farm Family Holdings, Inc.                                                      1,157,850 *


                                        FINANCIAL INSTITUTIONS - 0.07%


                             110        Fidelity Bankshares, Inc.                                                           3,107
                             198        First Federal Savings Bank of Siouxland                                             6,385
                             100        Harbor Florida Bancorp Inc.                                                         6,463
                           1,949        Mid-Central Financial Corporation                                                  41,904
                           1,800        Shelby County Bancorp                                                              43,200
                                                                                                       ---------------------------
                                                                                                                          101,059

                                       12


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                        MISCELLANEOUS - 1.38%

                          20,800        Chemfirst Inc.                                                   $                525,200
                          18,400        GC Companies                                                                      791,200 *
                           3,300        NCH Corporation                                                                   221,100
                         938,000        Regency Equities Corporation                                                       11,725 *
                           4,900        Showboat Inc.                                                                      97,388
                           1,105        The Homestake Oil & Gas Company                                                   121,550
                           1,579        The Homestake Royalty Corporation                                                 258,956
                           1,400        USAA Real Estate Equities Inc. Class A REIT                                        88,200 +
                                                                                                       ---------------------------
                                                                                                                        2,115,319

                                        TOTAL COMMON STOCKS - UNITED STATES                              $             36,099,166
                                                                                                       ===========================
                                        (Total Cost $21,092,751)


                                 FRANCE - 15.12%

                                        FIRE, MARINE & CASUALTY INSURANCE - 5.10%

                         148,700        Assurances Generales de France                                   $              7,809,387


                                        DIVERSIFIED HOLDING COMPANIES - 4.29%

                           1,996        Compagnie Generale D'Industrie et de Participations                               649,330
                           2,269        Financiere et Industrielle Gaz et Eaux                                            936,419
                          11,505        Pathe SA                                                                        2,060,508
                           7,183        Societe Eurafrance SA                                                           2,919,686
                                                                                                       ---------------------------
                                                                                                                        6,565,943

                                        CONSTRUCTION - 3.78%

                          17,600        Bouygues                                                                        1,644,575
                         161,600        Societe Generale D'Enterprises SA                                               4,132,978
                                                                                                       ---------------------------
                                                                                                                        5,777,553

                                        TEXTILES - 1.42%

                          32,435        Chargeurs International SA                                                      2,166,449

                                        DEFENSE ELECTRONICS - 0.53%

                          29,870        Thomson CSF                                                                       810,454
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - FRANCE                                     $             23,129,786
                                                                                                       ===========================
                                        (Total Cost $17,452,300)


                                       13


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                 ITALY - 6.83%

                                        DIVERSIFIED HOLDING COMPANIES - 5.98%

                         675,500        IFIL Finanziaria di Partecipazioni - Ordinary Shares             $              2,492,988
                         740,200        IFIL Finanziaria di Partecipazioni - Savings Shares                             1,442,374
                             300        Montedison SPA - ADR                                                                2,419
                       6,056,600        Montedison SPA - Ordinary Shares                                                4,913,947
                         533,100        Montedison SPA - Savings Shares                                                   299,052
                                                                                                       ---------------------------
                                                                                                                        9,150,780

                                        INSURANCE CARRIERS - 0.85%

                          86,600        Societe Assicuratrice Industriale - Ordinary Shares                               828,415
                         129,300        Societe Assicuratrice Industriale - Savings Shares                                464,213
                                                                                                       ---------------------------
                                                                                                                        1,292,628
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - ITALY                                      $             10,443,408
                                                                                                       ===========================
                                        (Total Cost $9,338,186)


                                 SWITZERLAND - 5.14%

                                        FREIGHT TRANSPORATION - 1.93%

                          14,740        Danzas Holding AG - Registered Shares                            $              2,948,000

                                        COMMERCIAL BANKS - 1.75%

                           9,000        Banque Cantonale Vandiose                                                       2,680,714

                                        DIVERSIFIED HOLDING COMPANY - 1.46%

                          10,410        Valora Holding AG                                                               2,230,714
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - SWITZERLAND                                $              7,859,428
                                                                                                       ===========================
                                        (Total Cost $7,985,570)


                                 RUSSIA - 3.38%

                                        OIL & GAS FIELD EXPLORATION SERVICES - 2.81%

                          32,300        Lukoil Oil Co. - Sponsored ADR                                   $              2,793,627
                         500,000        Vareganneftegaz                                                                 1,500,000 *
                                                                                                       ---------------------------
                                                                                                                        4,293,627

                                       14



                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997


        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                        ELECTRIC SERVICES - 0.57%

                       2,666,500        Unified Energy System of Russia                                  $                873,279
                                                                                                       ---------------------------


                                        TOTAL COMMON STOCKS - RUSSIA                                     $              5,166,906
                                                                                                       ===========================
                                        (Total Cost $3,017,306)


                                 UNITED KINGDOM - 3.04%

                                        FIRE, MARINE AND CASUALTY INSURANCE - 2.17%

                       1,590,200        Sedgwick Group                                                   $              3,325,506

                                        LUMBER & OTHER CONSTRUCTION MATERIALS - 0.46%

                         115,000        Adam & Harvey Group PLC                                                           707,052

                                        MEDIA, SATELLITE BROADCAST - 0.23%

                          50,200        British Sky Broadcasting Group PLC                                                355,255

                                        DIVERSIFIED HOLDING COMPANY - 0.18%

                         167,600        Lonrho PLC                                                                        271,983
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - UNITED KINGDOM                             $              4,659,796
                                                                                                       ===========================
                                        (Total Cost $4,252,528)


                                 HONG KONG - 1.62%

                                        ELECTRONIC & OTHER ELECTRICAL EQUIP. - 1.19%

                           5,400        Semi-Tech Global Ltd. - ADR                                      $                 16,200
                       2,431,665        Semi-Tech Global Ltd.                                                           1,808,806
                                                                                                       ---------------------------
                                                                                                                        1,825,006

                                        MANUFACTURING - TOYS & DOLLS - 0.43%

                       6,369,400        Playmates Toys Holdings Ltd.                                     $                659,188
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - HONG KONG                                  $              2,484,194
                                                                                                       ===========================
                                        (Total Cost $5,786,846)



                                       15

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                 HOLLAND - 0.92%

                                        TOWING & TUGBOAT SERVICES - 0.92%

                          44,600        Smit Internationale NV                                           $              1,401,649
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - HOLLAND                                    $              1,401,649
                                                                                                       ===========================
                                        (Total Cost $1,103,694)


                                 SOUTH KOREA - 0.88%

                                        COMMERCIAL BANKS - 0.57%

                          57,830        Hana Bank                                                        $                354,937
                          22,856        Hana Bank - GDR Reg S                                                             129,822
                          12,850        Housing & Commercial Bank Korea                                                   141,695
                             700        Housing & Commercial Bank Korea - GDR Reg S                                         6,090
                          27,100        Kookmin Bank                                                                      219,892
                           2,800        Kookmin Bank - Reg S                                                               18,760
                             638        Kookmin Bank - New                                                                  5,177
                             490        Shinhan Bank                                                                        3,772
                                                                                                       ---------------------------
                                                                                                                          880,145
                                        SECURITY BROKER/DEALERS - 0.17%

                          12,400        Dongwon Securities - Preferred                                                     43,987
                          12,470        Dongwon Securities - Common                                                       105,593
                          24,770        Shinyoung Securities Co. - Preferred                                               97,916
                             600        Shinyoung Securities Co. - Common                                                   6,616
                                                                                                       ---------------------------
                                                                                                                          254,112
                                        STEEL FOUNDRIES - 0.11%

                           3,880        Pohang Iron & Steel Co., Ltd.                                                     172,440

                                        CELLULAR TELEPHONE PROVIDER - 0.03%

                             130        SK Telecom Co., Ltd.                                                               43,524
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - SOUTH KOREA                                $              1,350,221
                                                                                                       ===========================
                                        (Total Cost $2,172,251)



                                       16


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                 CZECH REPUBLIC - 0.56%

                                        ELECTRIC SERVICES - 0.56%

                          17,500        CEZ 1 Ceske Energeticke Zavod AS                                 $                554,299
                          13,100        CEZ 2 Ceske Energeticke Zavod AS II                                               305,074
                                                                                                       ---------------------------
                                                                                                                          859,373

                                        TOTAL COMMON STOCKS - CZECH REPUBLIC                             $                859,373
                                                                                                       ===========================
                                        (Total Cost $929,818)


                                 HUNGARY - 0.17%

                                        HOTELS AND MOTELS - 0.17%

                          14,400        Pannonia Hotels                                                  $                252,436 +
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - HUNGARY                                    $                252,436
                                                                                                       ===========================
                                        (Total Cost $211,454)


                                 BAHAMAS - 0.11%

                                        CRUDE PETROLEUM - 0.11%

                         170,820        Basic Petroleum International Ltd. Unit Trust                    $                170,820 *
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - BAHAMAS                                    $                170,820
                                                                                                       ===========================
                                        (Total Cost $175,432)


                                 CANADA - 0.05%

                                        ELECTRONIC & OTHER ELECTRICAL EQUIP. - 0.05%

                          57,100        Semi-Tech Corporation - Class A                                  $                 69,743
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - CANADA                                     $                 69,743
                                                                                                       ===========================
                                        (Total Cost $103,346)


                                        TOTAL COMMON STOCKS                                              $             93,946,926
                                                                                                       ===========================
                                        (Total Cost $73,621,482)



                                       17





                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

     MUNICIPAL BONDS - 3.38%

                       7,113,000        Pennsylvania Recycling Rev. Series A  9.250%  01/01/22           $              4,694,580
                         719,600        Pennsylvania Recycling Rev. Series B  9.500%  01/01/12                            474,936
                                                                                                       ---------------------------

                                        MUNICIPAL BONDS                                                  $              5,169,516
                                                                                                       ===========================
                                        (Total Cost $5,091,190)


     PARTNERSHIPS - 2.40%

                                        Emerging Europe Fund for Sustainable Development L.P.            $                 64,286 +
                                        NCH Investors Fund L.P.                                                           979,541 +
                                        New Century Capital Partners II L.P.                                              903,114 +
                                        Sigma/Ukraine L.P.                                                                703,783 +
                                        Sigma/Ukraine Class C L.P.                                                        404,663 +
                                        Ukrainian Growth Fund II L.P.                                                     612,000 +
                                                                                                       ---------------------------

                                        TOTAL PARTNERSHIPS                                               $              3,667,387
                                                                                                       ===========================
                                        (Total Cost $3,672,326)


     OPTIONS - 3.90%

                           1,496        British Sky Broadcasting Group 5.000 Puts expiring 12/19/97      $                195,219
                           1,042        British Sky Broadcasting Group 6.500 Puts expiring 06/19/98                       395,721
                              85        General Motors Class H 50.000 Calls expiring 04/28/98                             123,505
                             569        Gold April 550 Calls expiring 04/05/01                                             14,213
                             569        Gold April 550 Calls expiring 04/09/01                                             14,497
                             563        Gold July 550 Calls expiring 07/19/01                                              21,676
                             398        Japanese Yen 135.980 Puts expiring 03/25/99                                        42,011
                              38        Nasdaq 100 Index 656.000 Puts expiring 11/26/97                                        19
                             107        Nasdaq 100 Index 840.390 Puts expiring 01/15/98                                   171,040
                             102        Nasdaq 100 Index 935.553 Puts expiring 01/16/98                                   264,960
                              52        Nasdaq 100 Index 593.440 Puts expiring 03/25/98                                     5,172
                              41        Nasdaq 100 Index 632.600 Puts expiring 05/11/98                                    10,213
                              64        Nasdaq 100 Index 647.110 Puts expiring 05/20/98                                    13,335
                           5,100        Pathe/BSY Spread Calls expiring 08/30/98                                          208,518
                           8,100        Pathe/BSY Spread Calls expiring 09/21/98                                          335,274
                             113        Philip Morris 50 Calls expiring 04/24/00                                           57,466
                             113        Philip Morris 50 Calls expiring 04/25/00                                           57,579
                             226        Philip Morris 50 Calls expiring 04/28/00                                          115,610
                             113        Philip Morris 50 Calls expiring 04/28/00                                           57,805
                             227        Philip Morris 50 Calls expiring 05/26/00                                          119,977
                             230        Philip Morris 50 Calls expiring 06/04/00                                          121,210
                             170        Philip Morris 50 Calls expiring 06/09/00                                           90,153
                             113        Philip Morris 50 Calls expiring 06/19/00                                           60,329



                                       18

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                             227        Philip Morris 50 Calls expiring 06/23/00                         $                120,884
                             113        Philip Morris 50 Calls expiring 06/23/00                                           60,442
                             114        Philip Morris 50 Calls expiring 06/23/00                                           60,078
                             225        Philip Morris 50 Calls expiring 07/21/00                                          123,750
                             225        Philip Morris 50 Calls expiring 09/30/00                                          126,900
                             114        Philip Morris 50 Calls expiring 04/18/02                                           85,389
                             114        Philip Morris 50 Calls expiring 04/18/02                                           83,228
                          19,895        RJR Stub 6.103 Calls expiring 03/20/00                                             23,675
                          54,690        RJR Stub 6.267 Calls expiring 03/21/00                                             61,253
                          11,650        RJR Stub 6.400 Calls expiring 03/27/00                                             12,815
                          11,650        RJR Stub 6.540 Calls expiring 03/27/00                                             12,232
                          16,776        RJR Stub 6.170 Calls expiring 03/31/00                                             19,460
                          58,250        RJR Stub 6.110 Calls expiring 04/03/00                                             68,735
                          56,450        RJR Stub 5.800 Calls expiring 04/25/00                                             73,949
                          56,450        RJR Stub 5.220 Calls expiring 05/01/00                                            174,995
                          16,880        Samsung Preferred Equity Linked Note expiring 02/05/00                            305,200
                              35        South Korean Won 918.000 Puts expiring 01/22/98                                   491,628
                              67        S&P 500 Index 678.480 Puts expiring 05/25/98                                       45,160
                              63        S&P 500 Index 717.160 Puts expiring 06/18/98                                       75,015
                             190        S&P 500 Index 717.400 Puts expiring 06/18/98                                      225,731
                             255        S&P 500 Index 711.200 Puts expiring 06/19/98                                      374,487
                             257        S&P 500 Index 750.560 Puts expiring 06/29/98                                      478,768
                             121        S&P 500 Index 747.108 Puts expiring 07/20/98                                      239,852
                              33        S&P 500 Index 719.695 Puts expiring 12/04/98                                       58,356
                              23        US 10 Yr. Treasury Note Future 107.000 Puts expiring 02/20/98                       5,750
                              40        US 10 Yr. Treasury Note Future 109.000 Puts expiring 02/20/98                      24,375
                              69        US 30 Yr. Treasury Note Future 107.000 Puts expiring 02/20/98                      10,781
                              60        US 30 Yr. Treasury Note Future 112.000 Puts expiring 02/20/98                      38,438
                                                                                                       ---------------------------

                                        TOTAL OPTIONS                                                    $              5,976,828
                                                                                                       ===========================
                                        (Total Cost $7,325,701)


     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.89%

                         223,770        Guardian S&L 1990-4A FRN due 06/25/20                            $                129,787
                         300,475        RTC Series 1991-M2 Class A1 principal only due 09/25/20                           255,404
                       2,066,268        RTC Series 1991-M2 Class A3 principal only due 09/25/20                         1,549,701
                             367        RTC Series 1991-M2 Class X1 interest only due 09/25/20                            180,489
                             364        RTC Series 1991-M2 Class X2 interest only due 09/25/20                             17,427
                             677        RTC Series 1991-M2 Class X3 interest only due 09/25/20                             63,899
                      24,785,937        Structured Asset Sec. 1996-CFL Class X2 due 02/25/28                              697,104
                                                                                                       ---------------------------

                                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                        $              2,893,811
                                                                                                       ===========================
                                        (Total Cost $2,995,592)


                                       19

                                  THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

   CLOSED-END MUTUAL FUNDS - 1.79%

                         200,000        Kazakhstan Fund Limited                                          $                790,000
                           1,200        Komercni Bank Investicni Fond                                                      23,891 *
                         112,628        NIF I                                                                             245,821
                          53,903        NIF III                                                                           149,175
                          79,749        NIF VIII                                                                          172,922
                         241,446        NIF XIII                                                                          702,639
                          75,000        NIF XIV                                                                           209,700
                          45,200        The Balkan Fund                                                                   361,600
                           6,700        Zivnobanka Investicni Fond                                                         84,078
                                                                                                       ---------------------------

                                        TOTAL CLOSED-END MUTUAL FUNDS                                    $              2,739,826
                                                                                                       ===========================
                                        (Total Cost $3,107,490)


     PURCHASED BANK DEBT  & TRADE CLAIMS - 1.29%

                       2,453,801        Maxwell Comm. Bank Debt - Baker Nye                              $                270,305 +*
                       5,000,000        Maxwell Comm. Berlitz Obligations                                                 543,750 +*
                         167,868        Maxwell Comm. Revolving Bank Debt - First Chicago                                  18,922 +*
                         943,496        Maxwell Comm. Revolving Bank Debt - Halcyon                                       106,700 +*
                         396,015        Maxwell Comm. Revolving Bank Debt - Halcyon II                                     44,638 +*
                         875,543        Maxwell Comm. Revolving Bank Debt - Lazard Freres                                  98,622 +*
                         264,059        Maxwell Comm. Revolving Bank Debt - Merrill Lynch                                  29,764 +*
                         823,981        Maxwell Comm. Revolving Bank Debt - San Paolo                                      93,147 +*
                       1,015,000        Maxwell Comm. Revolving Bank Debt - TCC Associates                                114,695 +*
                         579,133        Maxwell Comm. Term Bank Debt - First Chicago                                       62,981 +*
                       1,678,704        Maxwell Comm. Term Bank Debt - Halcyon                                            182,559 +*
                         702,221        Maxwell Comm. Term Bank Debt - Halcyon II                                          76,366 +*
                         426,846        Maxwell Comm. Term Bank Debt - Lazard Freres                                       46,420 +*
                         468,269        Maxwell Comm. Term Bank Debt - Merrill Lynch                                       50,924 +*
                         325,093        Maxwell Comm. Term Bank Debt - San Paolo                                           35,354 +*
                       1,806,952        Maxwell Comm. Term Bank Debt - TCC Associates                                     196,506 +*
                                                                                                       ---------------------------

                                        TOTAL PURCHASED BANK DEBT & TRADE CLAIMS                         $              1,971,653
                                                                                                       ===========================
                                        (Total Cost $0)


     COMPANIES IN LIQUIDATION - 1.01%

                       5,682,800        Antonelli Liquidating Trust                                      $                  5,683 +
                           3,150        EHLCO Liquidating Trust                                                               315 +


                                       20




                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

     DEM              15,000,000        Maxwell Comm. Corp. PLC 6.000% due 06/15/93                      $              1,043,660 *
     CHF               5,500,000        Maxwell Comm. Corp. PLC 5.000% due 06/16/95                                       471,429 *
                         100,550        Timber Realization Liquidating Trust                                               26,143 +*
                                                                                                       ---------------------------

                                        TOTAL COMPANIES IN LIQUIDATION                                   $              1,547,230
                                                                                                       ===========================
                                        (Total Cost $19)


     WARRANTS - 0.43%

                         140,500        AXA-UAP CTF De Valeur Garant Exp. 07/01/99                       $                363,467
                          60,000        Five Arrows Chile Inv. Trust Warrants Exp. 05/31/99                                12,000
                       1,109,400        Jardine Strategic Holdings Warrants Exp. 05/02/98                                 277,350
                         207,573        Semi-Tech Global Ltd. Warrants Exp. 07/31/98                                        4,511
                                                                                                       ---------------------------

                                        TOTAL WARRANTS                                                   $                657,328
                                                                                                       ===========================
                                        (Total Cost $847,002)


     BONDS & NOTES IN REORGANIZATION - 0.07%

                          90,130        MBL Class 4 Unsecured Claim                                      $                 85,624 +*
                         526,262        RTC Series 1991- M2 Class B interest only due 09/25/20                             15,788
                                                                                                       ---------------------------

                                        TOTAL BONDS AND NOTES IN REORGANIZATION                          $                101,412
                                                                                                       ===========================
                                        (Total Cost $13,157)


     CORPORATE BONDS - 0.00%

                          11,000        Chartwell Contingent Interest Note 8.000% due 06/30/06           $                  6,219 +
                                                                                                       ---------------------------

                                        TOTAL CORPORATE BONDS                                            $                  6,219
                                                                                                       ===========================
                                        (Total Cost $6,219)


     TEMPORARY INVESTMENTS - 22.60%

                                        US  GOVERNMENT OBLIGATIONS - 6.53%

                      10,000,000        US  Treasury Bill due 11/13/97                                   $              9,986,306 ~

                                        CANADIAN GOVERNMENT OBLIGATIONS - 6.50%

     CAD              14,100,000        Canadian Treasury Bill due 01/15/98                                             9,941,391




                                       21



                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                        FRENCH GOVERNMENT OBLIGATIONS - 4.85%

     FRF              42,560,000        French Treasury Note due 03/12/98                                $              7,417,152

                                        UNITED KINGDOM GOVERNMENT OBLIGATIONS - 4.72%

     BPS               4,375,000        United Kingdom Treasury Bill due 01/13/98                                       7,216,242
                                                                                                       ---------------------------


                                        TOTAL TEMPORARY INVESTMENTS                                      $             34,561,091
                                                                                                       ===========================
                                        (Total Cost $34,561,091)


                                        TOTAL INVESTMENTS - 100.18%                                      $            153,239,227
                                                                                                       ===========================
                                        (Total Cost of Investments $131,241,269)



                                      *  Non-income producing security.
                                      +  Restricted Securities - securities not registered under the Securities Act of 1933. See
                                         Note D.
                                      ~  A portion of the security is serving as collateral or is segregated for securities sold short.
                                      ^  Affiliated company. Cost of share purchases were $7,430 during the year ended October 31,
                                         1997. There were no share sales or dividend income during the year ended October 31,
                                         1997.

                                        Foreign Currency Abbreviations
                                        ------------------------------

                                 BPS    British Pound Sterling
                                 CAD    Canadian Dollars
                                 CHF    Swiss Franc
                                 DEM    Deutschemark
                                 FRF    French Franc


                                      The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.


                                       22






                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                OCTOBER 31, 1997


                                                                                            MARKET                  UNREALIZED
                                                                                            VALUE                   GAIN/(LOSS)
                                                                                     ---------------------       ------------------
            CONTRACTS TO SELL
   BPS                     4,313,975    British Pound Sterling due 11/06/97        $            7,226,987      $           (15,875)
                                        (Receivable amount $7,211,112 )

   BPS                     2,003,652    British Pound Sterling due 12/17/97                     3,351,809                 (129,737)
                                        (Receivable amount $3,222,072 )

   BPS                     2,051,358    British Pound Sterling due 10/27/98                     3,387,612                  (83,490)
                                        (Receivable amount $3,304,122 )

   CAD                    13,997,211    Canadian Dollar due 11/04/97                            9,928,156                   11,633
                                        (Receivable amount $9,939,789)

   CHF                     8,847,350    Swiss Franc due 12/29/97                                6,301,846                 (208,455)
                                        (Receivable amount $6,093,391)

   CHF                    11,357,140    Swiss Franc due 10/27/98                                8,367,204                 (331,684)
                                        (Receivable amount $8,035,520)

   FRF                    44,425,906    French Franc due 11/05/97                               7,675,785                  (21,161)
                                        (Receivable amount $7,654,624)

   FRF                    51,545,429    French Franc due 11/28/97                               8,918,990                 (784,625)
                                        (Receivable amount $8,134,365)

   FRF                   100,900,878    French Franc due 10/27/98                              17,735,481                 (437,196)
                                        (Receivable amount $17,298,285)

   ITL                18,561,758,400    Italian Lira due 10/27/98                              10,935,587                 (187,609)
                                        (Receivable amount $10,747,978)

   ITL                18,240,361,700    Italian Lira due 11/28/97                              10,713,764                 (252,576)
                                        (Receivable amount $10,461,188)

   KRW                   569,796,000    South Korean Won due 01/23/98                             517,996                  100,004
                                        (Receivable amount $618,000)

   KRW                   577,044,000    South Korean Won due 07/21/98                             497,452                  119,048
                                        (Receivable amount $616,500)

   KRW                   577,954,500    South Korean Won due 08/10/98                             493,135                  122,365
                                        (Receivable amount $615,500)

   KRW                 1,201,635,000    South Korean Won due 08/24/98                           1,022,668                  219,332
                                        (Receivable amount $1,242,000)

   KRW                 2,479,653,000    South Korean Won due 08/31/98                           2,104,969                  379,031
                                        (Receivable amount $2,484,000)



                                       23



                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                OCTOBER 31, 1997


                                                                                            MARKET                  UNREALIZED
                                                                                            VALUE                   GAIN/(LOSS)
                                                                                     ---------------------       ------------------
   KRW                 1,265,664,000    South Korean Won due 10/20/98                           1,063,583                  172,417
                                        (Receivable amount $1,236,000)

   NLG                     2,618,020    Dutch Gilder due 12/29/97                               1,341,735                  (23,829)
                                        (Receivable amount $1,317,906)

   NLG                     2,787,500    Dutch Gilder due 10/27/98                               1,454,885                  (30,365)
                                        (Receivable amount $1,424,520)
                                                                                 -------------------------   ----------------------


                                        TOTAL CONTRACTS TO SELL                    $          103,039,644               (1,382,772)
                                                                                 =========================   ----------------------
                                        (Receivable amount $101,656,872)


            CONTRACTS TO BUY

   BPS                     2,003,652    British Pound Sterling  due 12/17/97       $            3,177,892                   86,959
                                        (Payable amount $3,264,851)

   CHF                       360,221    Swiss Franc  due 11/03/97                                 256,420                      440
                                        (Payable amount $256,860)

   CHF                     8,847,350    Swiss Franc  due 12/29/97                               5,867,824                  217,011
                                        (Payable amount $6,084,835)

   ITL                18,240,361,700    Italian Lira  due 11/28/97                             10,364,344                  174,710
                                        (Payable amount $10,539,054)

   NLG                     2,618,020    Dutch Gilder due 12/29/97                               1,297,665                   22,035
                                        (Payable amount $1,319,700)
                                                                                 -------------------------   ----------------------



                                        TOTAL CONTRACTS TO BUY                     $           20,964,145                  501,155
                                                                                 =========================   ----------------------
                                        (Payable amount $21,465,300)

                                                                                                               $          (881,617)
                                                                                                             ======================


                       See notes to financial statements.


                                       24






                                THE BAUPOST FUND

                        SCHEDULE OF SECURITIES SOLD SHORT

                                OCTOBER 31, 1997






                                                                                                  MARKET
      NUMBER OF SHARES                                                                            VALUE
   ------------------------------                                                         -----------------------

   COMMON STOCK - 0.06%

           6,600    Singer Company NV                                                       $             89,513
                                                                                          -----------------------

                    TOTAL SECURITIES SOLD  SHORT                                            $             89,513
                                                                                          =======================
                    (Total Proceeds from Securities Sold Short $148,467)





    The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.



                       See notes to financial statements.


                                       25

                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997



NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the Fund) was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, nondiversified, open-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities, options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sales price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration) the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price.

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, Inc. (Baupost) in accordance with procedures adopted by the Trustees of the Fund.

SHORT SALES: The Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at the then current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short position. At October 31, 1997, the Fund had approximately $45,000 of U.S. Treasury bills in a segregated account relating to its short positions.


                                       26


                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997


NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

Securities sold short at October 31, 1997 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Forward Foreign Currency Contracts. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. These contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign exchange rates is not separately disclosed.

SWAPS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.

The Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contracts is recorded as swap interest expense and the fluctuation in the market value of the underlying security is recorded as unrealized appreciation (depreciation) on investments. Premium payments made to enter into a swap contract are capitalized and amortized over the life of the swap contract. Management of the Fund periodically reviews the value of the unamortized balance of the premium payment and, based on their evaluation, may accelerate the amortization.

At October 31, 1997, the Fund had outstanding equity swap contracts with the following terms:


                                       27


                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997

NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

     SWAP         NOTIONAL     TERMINATION      UNDERLYING
 COUNTERPARTY      AMOUNT          DATE           SHARES      UNDERLYING EQUITY               PAYMENTS MADE BY THE FUND
 ------------      ------          ----           ------      -----------------               -------------------------
Bankers Trust    $ 400,187       02/11/98         27,606      Housing & Commerical Bank       Floating - 3 Mos. USD-LIBOR
Flemings           476,194       05/20/99         35,140      Housing & Commercial Bank       Fixed - 12 Mos. USD-LIBOR-BBA
Flemings           123,165       05/20/99          8,640      Housing & Commercial Bank       Fixed - 12 Mos. USD-LIBOR-BBA
Bankers Trust      400,264       02/11/98         27,746      Kookmin Bank                    Floating - 3 Mos. USD-LIBOR-BBA
Flemings           235,375       05/20/99         16,618      Kookmin Bank                    Fixed - 12 Mos. USD-LIBOR-BBA
Morgan Stanley     226,800       07/02/00         16,121      Kookmin Bank                    Floating - 6 Mos. USD-LIBOR-BBA
Morgan Stanley     338,100       07/07/00         23,879      Kookmin Bank                    Floating - 6 Mos. USD-LIBOR-BBA
Bankers Trust      629,956       01/17/00         12,014      Pohang Iron & Steel Co., Ltd.   Floating - 3 Mos. USD-LIBOR-BBA
Morgan Stanley     506,798       06/05/98            977      SK Telecom Co., Ltd.            Floating - 6 Mos. LIBOR-BBA
Bear Stearns       632,863       12/23/98          1,182      SK Telecom Co., Ltd.            Floating - 3 Mos. USD-LIBOR-BBA
Bankers Trust      634,284       12/28/98          1,211      SK Telecom Co., Ltd.            Floating - 3 Mos. USD-LIBOR-BBA
Morgan Stanley     630,520       03/04/99          1,130      SK Telecom Co., Ltd.            Floating - 6 Mos. LIBOR-BBA
Morgan Stanley   1,261,000       01/23/00          2,053      SK Telecom Co., Ltd.            Floating - 6 Mos. LIBOR-BBA
Flemings           568,908       05/13/00          1,300      SK Telecom Co., Ltd.            Fixed - 12 Mos. USD-LIBOR-BBA
Bankers Trust      563,218       06/13/00          1,186      SK Telecom Co., Ltd.            Floating - 3 Mos. USD-LIBOR
Flemings           294,046       10/17/00            650      SK Telecom Co., Ltd.            Fixed - 12 Mos. USD-LIBOR-BBA


SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received in cash, in which case interest is recorded when received.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement.

PURCHASED CALL AND PUT OPTIONS: The Fund may enter into purchased call and put options for both hedging and non-hedging activities. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index, and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option. Baupost closely monitors the Fund's exposure to risk. In addition, all positions involving future settlement are collateralized by cash balances or security deposits at the broker through which the transaction was performed.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is relieved from federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.


                                       28


                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997

NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $1,658,676 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income, due to differences between book and tax accounting for foreign currency transactions and passive foreign investment companies (PFICs). This change had no effect on the net asset value per share.

CONCENTRATION OF CREDIT RISK: Concentrations of credit risk exist if a number of companies in which the Fund has invested are engaged in similar activities and have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. To mitigate its exposure to concentrations of credit risk, the Fund invests in a variety of industries located in diverse geographic areas. While the portfolio is not concentrated in any one industry, securities of distressed companies, many of which are restricted as to resale and which were purchased at a significant discount, are an important component of the Fund's investments in bonds.

NOTE B--INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser, transfer agent and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and shareholders of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1% of average net assets of the Fund and an administrative fee at an annual rate of 0.25% of average net assets of the Fund, to serve as transfer agent, dividend disbursing agent and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.5% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.


NOTE C--INVESTMENT TRANSACTIONS

Purchases and proceeds from the sale of investment securities (excluding short-term investments) for the period ended October 31, 1997 aggregated $133,450,000 and $134,328,500, respectively.



                                       29


                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997

NOTE C--INVESTMENT TRANSACTIONS - CONTINUED

For federal income tax purposes, the identified cost of investments at October 31, 1997 was $132,568,938. Net unrealized appreciation, on a federal income tax basis, for all securities and securities sold short was as follows:

Gross unrealized appreciation                                $   30,125,037
Gross unrealized depreciation                                   (13,181,423)
                                                             ---------------
Net unrealized appreciation                                  $   16,943,614
                                                             ==============


NOTE D--RESTRICTED SECURITIES

At October 31, 1997 the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:


                                                                                                   Earliest
                                                                              Value at            Acquisition
                                                               Cost       October 31, 1997           Date
                                                               ----       ----------------           ----
Purchased Bank Debt & Trade Claims:
-----------------------------------
Maxwell Commubnications Corporate Debt                      $      0        $1,971,653              11/22/93

Corporate Bonds:
----------------
Chartwell Contingent Interest Note 8.000% due 06/30/06         6,219             6,219              12/21/95

Partnerships:
-------------
Emerging Europe Fund for Sustainable Development, L.P.        50,482            64,286              02/25/97
NCH Investors Fund, L.P.                                     919,351           979,541              12/18/95
New Century Capital Partners II, L.P.                        995,906           903,114              11/30/95
Sigma Ukraine, L.P.                                          689,924           703,783              05/14/96
Sigma Ukraine Class C, L.P.                                  404,663           404,663              11/27/96
Ukrainian Growth Fund II, LP                                 612,000           612,000              03/31/97

Common Stock:
-------------
Pannonia Hotels                                              211,454           252,436              01/28/97
USAA Real Estate Equities Inc. Class A REIT                   89,600            88,200              04/22/97

Companies in Liquidation:
-------------------------
Antonel1i Liquidating Trust                                        0             5,683              12/02/93
Ehlco Liquidating Trust                                           19               315              01/30/89
Timber Realization Liquidating Trust                               0            26,143              08/03/87

Bonds & Notes in Reorganization:
--------------------------------
MBL Class 4 Unsecured Claim                                        0            85,624             06/18/96
                                                         -----------        ----------
TOTAL RESTRICTED SECURITIES (3.99% of Net Assets)        $ 3,979,618        $6,103,660
                                                         ===========        ==========



The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

                                       30


                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997

NOTE E--CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:


                                         For the Year Ended                        For the Year Ended
                                          October 31, 1997                          October 31, 1996
                                          ----------------                          ----------------
                                    Shares                Amount               Shares               Amount
                                    ------                ------               ------               ------
Shares sold                         2,137,346            $32,346,659             1,109,681        $15,369,111
Shares issued in
reinvestment of dividends             989,255             14,363,821               454,829          5,799,072
Shares redeemed                    (1,250,566)           (19,267,341)           (1,132,555)       (15,745,256)
                              ----------------        ---------------       ---------------    ---------------
NET INCREASE                        1,876,035            $27,443,139               431,955         $5,422,927
                              ================        ===============       ===============    ===============


                                       31





                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS



                                                                             YEAR ENDED OCTOBER 31
SELECTED PER SHARE DATA                               1997             1996             1995            1994          1993 (A)
                                                      ----             ----             ----            ----          -----
Net Asset Value, beginning of period Income           $15.38          $13.47            $14.33         $14.77           $12.56
                                                      ------          ------            ------         ------           ------
from investment operations
  Net investment income                                 0.30            0.41              0.25           0.22             0.28
  Net realized and unrealized gain                      3.47            2.43              0.71           1.23             2.76
                                                        ----            ----              ----           ----             ----
Total from investment operations                        3.77            2.84              0.96           1.45             3.04
                                                        ----            ----              ----           ----             ----
Less distributions
  From net investment income                            0.40            0.28              0.25           0.46             0.22
  In excess of net investment income                    -               -                 0.08           -                -
  From net realized gain                                1.66            0.65              1.49           1.43             0.61
                                                        ----            ----              ----           ----             ----
  Total distributions                                   2.06            0.93              1.82           1.89             0.83
                                                        ----            ----              ----           ----             ----
Net Asset Value, end of period                        $17.09          $15.38            $13.47         $14.33           $14.77
                                                      ======          ======            ======         ======           ======
TOTAL RETURN                                           27.04%          22.51%             7.91%         11.06%           25.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $152,958         $108,788           $89,439        $81,787          $75,378
Ratio of net expenses to average net assets            2.14%(c)         1.50%             1.54%          1.53%            1.52%
Ratio of total expenses excluding waiver of
management fee to average net assets                   2.14%(c)         1.50%             1.54%          1.55%            1.63%
Ratio of net investment income to average net
assets                                                 1.45%            2.27%             1.60%          1.32%            2.29%
Ratio of net investment income excluding
waiver of management fee to average net assets
                                                       1.45%            2.27%             1.60%          1.30%            2.17%
Portfolio turnover rate                                 140%             120%              106%           161%             183%
Average commission rate paid (b)                    $0.0203          $0.0271


(a) All per share amounts reflect the effect of the ten-for-one share split as of the close of business October 31, 1993.
(b) For fiscal years beginning after Sept. 1, 1995, the fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged.
(c) The increase in expense ratios is due to equity swap contract interest expense.


                                       32